UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

June 12, 2013        (June 6, 2013)

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-09228	13-2698053
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code

                 (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2013, John W. Roblin, the Chairman of the Board of Directors and Chief Executive Officer of Cover-All Technologies Inc. (the “Company”), notified the Board of Directors of the Company of his intent to resign from his position as Chief Executive Officer of the Company, effective as of July 1, 2013.  Mr. Roblin will continue to serve the Company as the Non-Executive Chairman of its Board of Directors.

On June 10, 2013, the Company announced, effective as of July 1, 2013, Mr. Roblin’s resignation as Chief Executive Officer and transition to Non-Executive Chairman, and further announced that Manish D. Shah will assume the position of Chief Executive Officer of the Company.

Mr. Shah, age 41, joined the Company in September 2000 and, since such time, has held various positions of increasing authority with the Company.  Mr. Shah has served as the Company’s Chief Technology Officer since May 2004.  From May 2008 to November 2008, Mr. Shah served as the Company’s Executive Vice President.  Since November 2008, Mr. Shah has served as President of the Company and a member of its Board of Directors.  Mr. Shah holds an Executive MBA from Columbia University, from which he graduated with Honors in May 2008.  Prior to joining the Company, Mr. Shah held several technology management positions at various companies such as Andersen Consulting, P&O Nedlloyd and Tata Consultancy Services in different industries for over 10 years.

In consideration of his new duties as Chief Executive Officer, effective July 1, 2013, the Company will increase Mr. Shah’s annual base salary by $25,000.  As of July 1, 2013, Mr. Shah will hold the positions of President and Chief Executive Officer of the Company.

In connection with Mr. Roblin’s new role as Non-Executive Chairman of the Board of Directors, the Company has agreed to pay him a monthly retainer fee of $10,000 which shall be in addition to the retainers and committee and meeting fees for non-employee directors.

Item 7.01

Regulation FD Disclosure.

On June 10, 2013, the Company issued a press release announcing Mr. Roblin’s resignation and Mr. Shah’s appointment described in Item 5.02.  A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press Release, dated June 10, 2013.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  June 12, 2013

By:

  /s/ Ann F. Massey_____________________

     Ann F. Massey, Chief Financial Officer